Exhibit 10.33
                             FOURTH AMENDMENT TO THE
                              ENGLOBAL 401(K) PLAN

WHEREAS, ENGlobal Engineering, Inc. (the "Employer") adopted a restatement of the ENGlobal 401(k) Plan (the "Plan"), effective as of October 1, 2005, and various subsequent amendments; and

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 7.1; and

WHEREAS, the Employer now desires to amend the Plan to exclude inspectors from receiving a matching contribution, update the matching contribution formulas, and change the vesting schedule.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as set forth below:

1.   Effective August 1, 2008, the following is added to Section 1.16:

          For purposes of receiving a matching contribution pursuant to Section 4.1(b), Employees classified by the Employer as inspectors shall not be eligible to participate in the matching contribution portion of the Plan.

2.   Effective July 1, 2008, Section 4.1(b) is amended to read as follows:

          (b)(i) For all Participants who are classified on the payroll records of the Employer as "regular employees": 66.66% of elective deferrals up to the first 6% of Compensation. In no event will the matching contribution exceed 4% of Compensation.

          (ii) For all Participants except those who are classified on the payroll records of the Employer as "regular employees": 50% of elective deferrals up to the first 6% of Compensation. In no event will the matching contribution exceed 3% of Compensation.

3.   Effective July 1, 2008, Section 6.4(b) is amended to read as follows:

          (b) With respect to any Participant who is hired on or after July 1, 2008, the Vested portion of such Participant's Account shall be a percentage of the total amount credited to the Participant's Account determined on the basis of the Participant's number of whole year Periods of Service according to the following schedule:

                                    Vesting Schedule
                        Periods of Service      Percentage

                                1                    0%
                                2                   100%

          With respect to any Participant who was hired prior to July 1, 2008, the Vested portion of such Participant's Account shall be a percentage of the total amount credited to the Participant's Account determined on the basis of the Participant's number of whole year Periods of Service according to the following schedule:

                                    Vesting Schedule
                        Periods of Service      Percentage

                                1                    25%
                                2                   100%

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4.   In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Fourth Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.


                                   ENGLOBAL ENGINEERING, INC.


/s/ Jean B. Whitaker               By:      /s/ William A. Coskey
--------------------------              --------------------------------------
Witness
                                   Title:   CEO
                                           -----------------------------------

                                   Date:    December 28, 2008
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